Exhibit 33.1

Commercial Mortgage Servicing	P.O. Box 31388, Oakland, CA 94604
1901 Harrison St., 2nd Floor
Oakland, CA 94612
Tel: 800 986 9711

Management’s Assessment

Management of Wells Fargo Commercial Mortgage Servicing, a division of Wells Fargo Bank, National Association, (the “Company”) is responsible for assessing compliance with the applicable servicing criteria set forth in Item 1122(d) of Regulation AB of the Securities and Exchange Commission relating to the servicing of commercial loans (the “Platform”), except for servicing criteria 1122(d)(1)(iii), 1122(d)(3)(i)(B-D), 1122(d)(3)(ii-iv), and 1122(d)(4)(xv), which the Company has determined are not applicable to the activities it performs with respect to the Platform, as of and for the year ended December 31, 2015. Appendix A to this letter identifies the commercial mortgage pools and other structures involving the commercial loans constituting the Platform. Appendix B to this letter identifies the applicable servicing criteria with respect to the Platform.

With respect to servicing criteria 1122(d)(4)(xi) and 1122(d)(4)(xii), the Company performs applicable activities covered by these criteria, with respect to the Platform, except the Company has engaged various vendors to perform certain tax payment activities. Such vendors have provided separate Regulation AB Item 1122 management assessments and attestations for such activities.

With respect to applicable servicing criterion 1122(d)(4)(iii), there were no activities performed during the year ended December 31, 2015 with respect to the Platform, because there were no occurrences of events that would require the Company to perform such activities.

With respect to applicable servicing criterion 1122(d)(1)(v), the Company has assessed compliance for all transactions and securities in the Platform, including those issued on or before November 23, 2015 for which compliance was previously assessed under other servicing criteria in accordance with the SEC Division of Corporation Finance’s Manual of Publicly Available Interpretations on Regulation AB and Related Rules, Interpretation 11.03, as applicable, for the entire assessment period as of and for the year ended December 31, 2015.

With respect to servicing criteria 1122(d)(l)(i), 1122(d)(3)(i)(A), 1122(d)(4)(i), and 1122(d)(4)(vi), the Company has engaged various vendors to perform the activities required by these servicing criteria. The Company’s management has determined that none of these vendors is considered a “servicer” as defined in Item 1101(j) of Regulation AB, and the Company’s management has elected to take responsibility for assessing compliance with the servicing criteria applicable to each vendor as permitted by the SEC’s Compliance and Disclosure Interpretation (“C&DI”) 200.06, Vendors Engaged by Servicers (C&DI 200.06) (formerly SEC Manual of Publicly Available Telephone Interpretations 17.06). The Company has policies and procedures in place designed to provide reasonable assurance that the vendors’ activities comply in all material respects with the servicing criteria applicable to each vendor. The Company’s management is solely responsible for determining that it meets the SEC requirements to apply C&DI 200.06 for the vendors and related criteria.

The Company’s management has assessed the Company’s compliance with the applicable servicing criteria as of and for the year ended December 31, 2015. In making this assessment, management used the criteria set forth by the Securities and Exchange Commission in paragraph (d) of Item 1122 of Regulation AB. Based on such assessment, management believes that, as of and for the year ended December 31, 2015, the Company has complied in all material respects with the servicing criteria set forth in Item 1122(d) of Regulation AB of the Securities and Exchange Commission relating to the servicing of the Platform.

KPMG LLP, an independent registered public accounting firm, has issued an attestation report with respect to management’s assessment of compliance with the applicable servicing criteria as of and for the year ended December 31, 2015.

March 18, 2016

/s/ Daniel E. Bober
Daniel E. Bober
Executive Vice President,
Commercial Mortgage Servicing
Wells Fargo Bank, National Association

APPENDIX A

COMMERCIAL MORTGAGE POOLS AND OTHER STRUCTURES

1166 AVENUE OF AMERICAS 2005-C6	BA-FUNB 2001-3	BANC OF AMERICA COMM MTG 2006-5

1166 AVENUE OF THE AMERICAS 2002-C5	BALDR SHERWOOD FUND WH	BANC OF AMERICA COMM MTG 2007-3

1211 Avenue of the Americas 2015-1211	BAMLL 2013-DSNY	BANCORP BANK WAREHOUSE

1345FB2005	BAMLL 2013-WBRK	BANK OF AMERICA WAREHOUSE

1345FB2005 (COMPANION)	BAMLL 2014 - FL1	BANK OF NEW YORK MELLON

2001-CMLB-1	BAMLL 2014-520M	BARCLAYS WAREHOUSE

3 WORLD TRADE CENTER 2014	BAMLL 2014-8SPR	BASIS RE CAPITAL II (REPO)

7 WORLD TRADE CENTER 2012-WTC	BAMLL 2014-FL1 COMPANION	BB 2013-TYSN

7 WORLD TRADE CENTER 2012-WTC COMPANION	BAMLL 2014-ICTS	BB&T WAREHOUSE

A10 2013-1 BACK UP SERVICER	BAMLL 2014-INLD	BBCMS 2014-BXO

ACCOR MEZZ WAREHOUSE	BAMLL 2014-INLD MZ B	BBCMS 2015-MSQ

ACM TRAFFORD V LLC WAREHOUSE	BAMLL 2014-IP	BBCMS 2015-MSQ COMPANION

ACRE 2013-FL1	BAMLL 2015-200P	BBCMS 2015-SLP

ACRE 2014-FL2	BAMLL 2015-ASHF	BBCMS 2015-SLP MZ A

AG MIT CREL (ANGELO GORDON ENTITY) REPO	BAMLL 2015-ASHF MZ A	BBCRE 2015-GTP

ALL STATE_PPG (PARTICIPATION)	BAMLL 2015-ASHF MZ B	BB-UBS 2012-SHOW

ALTSHULER & FORETHOUGHT WAREHOUSE	BAMLL 2015-ASTR	BB-UBS 2012-TFT

AMERICOLD 2010-ART	BAMLL 2015-HAUL	BEAR 1999-C1

AOA 2015-1177	BANC OF AMERICA COMM MTG 2005-6	BELVEDERE CAPITAL WAREHOUSE

ARCHETYPE & BARCLAYS REPO	BANC OF AMERICA COMM MTG 2006-1	BERRY ENTERPRISES WAREHOUSE

BACM2007-1	BANC OF AMERICA COMM MTG 2006-2	BHMS 2014-ATLS

BLACKSTONE (BRE/MWT)	BSC06PWR13	BSCMS05TOP20

BLCP 2014-CLRN	BSC06PWR14	BSCMS05TOP20 (COMPANION) 1_NYLIFE

BMC MORTGAGES VI	BSC07PWR15	BSCMS05TOP20 (COMPANION) 2_HARTFORDLIFE

BROE WAREHOUSE	BSC07PWR16	BSCMS05TOP20 (COMPANION) 3_METLIFE

BS01TOP2	BSC07PWR17	BSCMS05TOP20 (COMPANION)_LANDESBANK

BSB06001	BSC07PWR18	BUCHANAN FUND V

BSC00WF2	BSC99WF2	BUCHANAN MORTGAGE CAPITAL

BSC01TP4	BSCM02TOP8	BWAY 2013-1515

BSC02TP6	BSCM03TOP10	BWAY 2015-1740

BSC03PWR2	BSCM03TOP12	BXHTL 2015-DRMZ MZ B

BSC04PWR3	BSCM04TOP14	BXHTL 2015-JWRZ

BSC04PWR4	BSCM04TOP16	CANTOR CRE LENDING LP

BSC04PWR5	BSCM05TOP18	CANTOR REPO WITH MET LIFE

BSC04PWR6	BSCM05TOP20 (NONPOOLED)	CAPITAL LEASE WAREHOUSE-398 & 526

BSC05PWR10	BSCM06TOP22	CAPITAL SOURCE RELT 2006-A

BSC05PWR7	BSCM06TOP24	CAPLEASE CDO 2005-1

BSC05PWR8	BSCM07TOP26	CD 2006-CD2

BSC05PWR9	BSCM07TOP28	CD 2006-CD3

BSC06PWR11	BSCM07TOP28 (COMPANION) 1_BALDEAGLE	CD 2007-CD4

BSC06PWR12	BSCM07TOP28 (COMPANION) 2_STARWOOD	CD 2007-CD4 COMPANION

CD 2007-CD5	CGWF 2013-RKWH	COBALT 2007- C3

CFCRE 2015-RUM	CGWF 2013-RKWH COMPANION	COBALT 2007- C3 COMPANION

CGBAM 2014-HD	CHASE 1999-2	COBALT 2007-C2

CGBAM 2014-HD COMPANION	CHASE 2000-3	COBALT 2007-C2 COMPANION

CGCMT 2013-GC15	CHASE-FUNB 1999-1	COMM 2009-K3

CGCMT 2013-GC17	CITIGROUP 2005 C3	COMM 2009-K4 PRIMARY

CGCMT 2014-388G	CITIGROUP 2006 C5	COMM 2010-C1

CGCMT 2014-GC19	CITIGROUP 2006-FL2 COMPANION	COMM 2010-C1 COMPANION

CGCMT 2014-GC19 COMPANION	CITIGROUP 2007-C6	COMM 2012-9W57

CGCMT 2014-GC21	CITIGROUP 2007-C6 (COMPANION)	COMM 2012-CCRE1

CGCMT 2014-GC21 COMPANION	CITIGROUP 2012-GC8	COMM 2012-CCRE2

CGCMT 2014-GC25	CITIGROUP 2012-GC8 COMPANION	COMM 2012-CCRE3

CGCMT 2015-101A	CITIGROUP 2013-375P	COMM 2012-CCRE4

CGCMT 2015-GC27	CITIGROUP 2013-375P COMPANION	COMM 2012-LC4

CGCMT 2015-GC27 COMPANION	CITIGROUP 2013-GCJ11	COMM 2012-MVP

CGCMT 2015-GC31	CITIGROUP 2013-SMP	COMM 2013-CCRE10

CGCMT 2015-GC31 COMPANION	CITIGROUP CMT 2004 C1	COMM 2013-CCRE10 COMPANION

CGCMT 2015-GC33	CITIGROUP GLOBAL MARKETS REALTY CORP	COMM 2013-CCRE12

CGCMT 2015-P1	CITY CENTER 2011-CCHP	COMM 2013-CCRE13

CGCMT 2015-P1 Companion	CITY CENTER 2011-CCHP COMPANION	COMM 2013-CCRE6

CGCMT 2015-SSHP	CMAT 1999 C1	COMM 2013-CCRE6 COMPANION

CGRBS 2013-VNO5TH	COBALT 2006-C1	COMM 2013-FL3 COMPANION

COMM 2013-SFS	COMM 2014-UBS5	CORE 2015-CALW

COMM 2013-THL	COMM 2014-UBS5 COMPANION	CORE 2015-WEST

COMM 2013-WWP	COMM 2015 -3BP	COUNTRYWIDE 2007-MF1

COMM 2013-WWP COMPANION	COMM 2015 CCRE25 Companion	CRESS 2008-1 CDO_PLAZAELSEGUNDO

COMM 2014-277P	COMM 2015-3BP MEZZ	CREST 2003-2

COMM 2014-BBG	COMM 2015-CCRE22	CS FIRST BOSTON 1998 C2

COMM 2014-CCRE14	COMM 2015-CCRE22 COMPANION	CSAIL 2015-C2

COMM 2014-CCRE14 COMPANION	COMM 2015-CCRE23	CSAIL 2015-C2 COMPANION

COMM 2014-CCRE15 PRIMARY	COMM 2015-CCRE24	CSCMC 2007-C4

COMM 2014-CCRE20	COMM 2015-CCRE24 COMPANION	CSCMT 2007-C2

COMM 2014-FL4	COMM 2015-CCRE25	CSCMT 2007-C3

COMM 2014-FL4 COMPANION	COMM 2015-CCRE26	CSF99C01

COMM 2014-FL5	COMM 2015-CCRE26 COMPANION	CSFB 2006-C2

COMM 2014-KYO	COMM 2015-LC23	CSFB94CFB1

COMM 2014-LC15	COMM 2015-LC23 COMPANION	CSMC 2014-USA

COMM 2014-LC15 COMPANION	COMM 2015-PC1	DAVIS COMPANIES WAREHOUSE

COMM 2014-LC17	COMM 2015-PC1 COMPANION	DBCCRE 2014-ARCP

COMM 2014-LC17 COMPANION	COMM07FL14	DBUBS 2011- LC3

COMM 2014-PAT	COMM07FL14 (COMPANION) 2_SOCIETE GENERAL	DBUBS 2011-LC1

COMM 2014-UB6 PRIMARY ONLY	COMM07FL14 (NONPOOLED)	DBUBS 2011-LC1 COMPANION

COMM 2014-UBS3	COMMUNITY SOUTH BANK PORTFOLIO	DBUBS 2011-LC2

COMM 2014-UBS3 COMPANION	CORE 2015- TEXW	DBWF 2015-LCM

DBWF 2015-LCM COMPANION	FREDDIE MAC 2010 K-SCT	FREMF 2012-K22 (PRIMARY ONLY)

DELPHI CRE FUNDING (ACORE WAREHOUSE)	FREMF 2010-K6 PRIMARY ONLY	FREMF 2012-K23

DESERT RIDGE MEZZ A WAREHOUSE	FREMF 2010-K7	FREMF 2012-K501 - PRIMARY ONLY

DEXIA REAL ESTATE PORTFOLIO	FREMF 2010-K8	FREMF 2012-K705 - PRIMARY ONLY

DLJ 1998-CG1	FREMF 2010-K9	FREMF 2012-K706

DLJ 1999-CG1	FREMF 2011 K12 PRIMARY ONLY	FREMF 2012-K707

DLJ 1999-CG2	FREMF 2011-K10 - PRIMARY ONLY	FREMF 2012-K708

DLJ 1999-CG3	FREMF 2011-K11	FREMF 2012-K709 - PRIMARY ONLY

DMARC 1998-C1	FREMF 2011-K13	FREMF 2012-K710 PRIMARY ONLY

DOLLAR GENERAL	FREMF 2011-K14 PRIMARY ONLY	FREMF 2012-K711

ELLIOTT WAREHOUSE	FREMF 2011-K15	FREMF 2012-KF01 PRIMARY ONLY

ENERGY PLAZA LEASE TRUST 2002	FREMF 2011-K16 - PRIMARY ONLY	FREMF 2012-KP01 PRIMARY ONLY

FII F DEBT ACCT PTE LTD	FREMF 2011-K701	FREMF 2013 K28 (PRIMARY)

FIVE MILE WAREHOUSE	FREMF 2011-K702	FREMF 2013 K29 (MASTER)

FIVE MILE WAREHOUSE (GS)	FREMF 2011-K703	FREMF 2013 K30 MASTER

FKL 2015-SFR1	FREMF 2011-K704	FREMF 2013 K32 PRIMARY ONLY

FKL SELLER 1 LLC -WF REPO	FREMF 2011-KAIV PRIMARY ONLY	FREMF 2013 K713

FORTRESS (CF TRANS HOLDCO LLC) WAREHOUSE	FREMF 2012 - K19 PRIMARY ONLY	FREMF 2013-K24 (PRIMARY ONLY)

FORTRESS CREDIT CORP WAREHOUSE	FREMF 2012-K17 PRIMARY AND SPECIAL	FREMF 2013-K25

FORTRESS REPO WITH NATIXIS	FREMF 2012-K18 - PRIMARY ONLY	FREMF 2013-K26

FOUR TIMES SQUARE 2006 - 4TS	FREMF 2012-K20	FREMF 2013-K27

FOUR TIMES SQUARE 2006 - 4TS COMPANION	FREMF 2012-K21 - PRIMARY ONLY	FREMF 2013-K31

FREMF 2013-K33	FREMF 2015-K1501 PRIMARY	FUNB 2000 C2

FREMF 2013-K34	FREMF 2015-K42	FUNB 2001 C2

FREMF 2013-K35 (PRIMARY)	FREMF 2015-K43 (PRIMARY)	FUNB 2001 C2 B NOTES

FREMF 2013-K712 PRIMARY ONLY	FREMF 2015-K44	FUNB 2001 C3

FREMF 2013-KS01 PRIMARY	FREMF 2015-K45	FUNB 2001 C3 B NOTES

FREMF 2014 K37 (PRIMARY)	FREMF 2015-K46 PRIMARY	FUNB 2001 C4

FREMF 2014 K39 PRIMARY	FREMF 2015-K47	FUNB/CHASE 1999 C2

FREMF 2014 K715	FREMF 2015-K48	FUNB99C1

FREMF 2014 KS02	FREMF 2015-K49	FUNB-BA 2001 C1

FREMF 2014-K36	FREMF 2015-K50 (PRIMARY)	GAHR 2015-NRF

FREMF 2014-K38 PRIMARY	FREMF 2015-K720	GCCP H-1, LLC (GROSSMAN)

FREMF 2014-K40	FREMF 2015-KF07 (PRIMARY)	GE 2002 C2

FREMF 2014-K41 (PRIMARY)	FREMF 2015-KF09 (Primary Only)	GE 2006 C1

FREMF 2014-K714	FREMF 2015-KF10 (PRIMARY)	GECC 2001-3

FREMF 2014-K716	FREMF 2015-KJ01 (PRIMARY)	GECC 2002-1

FREMF 2014-K717 PRIMARY	FREMF 2015-KKA PRIMARY	GECC 2002-3

FREMF 2014-KF04	FREMF 2015-KP02 (Primary Only)	GECMC 2004 C2

FREMF 2014-KF05	FREMF 2015-KS03	GECMC 2007-C1

FREMF 2014-KF06 PRIMARY	FULB 1997 C2	GEMINI ALTO CENTERVILLE WAREHOUSE

FREMF 2014-KX01 (PRIMARY)	FUNB 1999 C4	GERMAN AMERICAN CAPITAL CORPORATION WARE

FREMF 2015 - K718	FUNB 2000 C1	GOLDMAN 2006-GG6

GOLDMAN 2006-GG6 COMPANIONS	GSMS 2010-C2	GSMS 2014-GC26

GOLDMAN 2006-GG8	GSMS 2010-C2 COMPANION	GSMS 2015-590M

GOLDMAN 2006-GG8 COMPANIONS	GSMS 2011-GC3	GSMS 2015-590M COMPANION

GOLDMAN 2007-GG10	GSMS 2011-GC5	GSMS 2015-GC28

GOLDMAN 2007-GG10 COMPANION	GSMS 2011-GC5 COMPANION	GSMS 2015-GC34

GOLDMAN 2010-K5 - PRIMARY ONLY	GSMS 2012-ALOHA	GSMSC 2010-C1

GOLDMAN SACHS 2005-ROCK	GSMS 2012-BWTR	GSMSC 2010-C1 COMPANION

GOLDMAN SACHS WAREHOUSE	GSMS 2012-GCJ7	GSMSC04GG2

GRACE 2014-GRCE	GSMS 2012-GCJ7 COMPANION	GSMSC04GG2 (COMPANION) 1_VARIABLELIFE

GRAND PACIFIC BUSINESS LOAN TRUST 2005-1	GSMS 2012-GCJ9	HBST 2015-HBS

GREENWICH CCFC 05 GG5 (COMPANION)	GSMS 2012-SHOP	Inland Mortgage Capital LLC Warehouse

GREENWICH CCFC 2002 C1	GSMS 2012-TMSQ	Inland Mortgage Lending REPO

GREENWICH CCFC 2003-C1	GSMS 2013-GC10	IRVINE CORE OFFICE TRUST 2013-IRV

GREENWICH CCFC 2003-C2	GSMS 2013-GC13	JEMB MADISON AVE LLC (BASIS I - 292 MAD)

GREENWICH CCFC 2004-GG1	GSMS 2013-GCJ12	JLC VII WAREHOUSE

GREENWICH CCFC 2005-GG5	GSMS 2013-GCJ14	JLC WAREHOUSE I LLC

GREENWICH CCFC 2007-GG11	GSMS 2013-GCJ16	JLC WAREHOUSE II LLC

GREENWICH CCFC 2007-GG11 COMPANION	GSMS 2013-KING	JLC WAREHOUSE IV LLC (DEUTSCHE REPO)

GREENWICH CCFC 2007-GG9	GSMS 2014-GC18	JLC WH & MEZZ VI LLC (JEFFRIES REPO)

GREENWICH CCFC 2007-GG9 COMPANION	GSMS 2014-GC22	JLC WH & MEZZ VI LLC PT2 (JEFFRIES REPO)

GS COMMERCIAL REAL ESTATE WAREHOUSE	GSMS 2014-GC22 COMPANION	JP MORGAN CHASE

JPM 2012-CIBX COMPANION	JPMBB 2015-C28	JPMC 2014-C20 COMPANION

JPM06CIBC15	JPMBB 2015-C28 COMPANION	JPMC03LN1

JPM06CIBC17	JPMBB 2015-C29	JPMCC 2007-LDP10

JPM07CIBC19	JPMBB 2015-C30	JPMCC 2007-LDP10 COMPANION

JPM08C2	JPMBB 2015-C30 COMPANION	JPMCC 2007-LDP11

JPM2006LDP8	JPMBB 2015-C32	JPMCC 2007-LDP11 COMPANION

JPM2007LDP12	JPMBB 2015-C32 COMPANION	JPMCC 2012-C6

JPM6LDP9	JPMC 2002 C1	JPMCC 2013-C16

JPMBB 2013-C15	JPMC 2002 C2	JPMCC 2013-C16 COMPANION

JPMBB 2013-C15 COMPANION	JPMC 2002 CIBC5	JPMCC 2014-DSTY

JPMBB 2013-C17	JPMC 2003 CIBC6	JPMCC 2014-FL5

JPMBB 2013-C17 COMPANION	JPMC 2003 ML1	JPMCC 2014-FL5 COMPANION

JPMBB 2014 - C21 COMPANION	JPMC 2003-C1	JPMCC 2015-COSMO

JPMBB 2014-C21	JPMC 2005-LDP2	KGS-ALPHA REAL ESTATE

JPMBB 2014-C22	JPMC 2006 FL2	KGS-ALPHA RECM WH REPO W/ CITIBANK

JPMBB 2014-C22 COMPANION	JPMC 2006 FL2 COMPANION	LADDER CAPITAL LLC REPO

JPMBB 2014-C23	JPMC 2006-LDP7	LADDER DEUTSCHE REPO

JPMBB 2014-C23 COMPANION	JPMC 2006-LDP9	LADDER JPM REPO

JPMBB 2014-C24	JPMC 2006-LDP9 COMPANION	LADDER MET LIFE REPO

JPMBB 2014-C24 COMPANION	JPMC 2011-PLSD	LADDER WELLS FARGO REPO

JPMBB 2014-C25	JPMC 2012-CIBX	LB 1998 C4

JPMBB 2014-C25 COMPANION	JPMC 2014-C20	LB 1999 C1

LB 1999 C2	LB-UBS 2003 C5	LBUBS05C3 (SENIOR MEZZ) 5_BAYERISCHE

LB UBS 2000 C5	LB-UBS 2003-C1	LCCM 2014-909

LB UBS 2001 C3	LB-UBS 2003-C3	LCCM2013GCP

LB UBS 2002 C2	LB-UBS 2005 C5	LCRT HOLDINGS LLC WAREHOUSE

LB UBS 2002 C7	LB-UBS 2005 C7	LEHMAN BROTHERS WAREHOUSE

LB UBS 2003 C8	LB-UBS 2005-C7 COMPANION	LEHMAN-UBS 2005 C5 COMPANION

LB UBS 2004 C1	LB-UBS 2006 C1	LIBREMAX WAREHOUSE

LB UBS 2004 C4	LB-UBS 2006 C1 COMPANION	LOANCORE (JEFFERIES) WAREHOUSE

LB UBS 2004 C6	LB-UBS 2006 C3	LONE STAR REPO WITH WELLS FARGO

LB UBS 2004 C6 COMPANION	LB-UBS 2006-C3 COMPANION	LONESTAR (RELIUS) WAREHOUSE 2013

LB UBS 2004 C7	LB-UBS 2006-C6 COMPANION	LONESTAR REPO WITH CB

LB UBS 2004 C8	LB-UBS 2007-C2	LSTAR 2015-3

LB UBS 2004 C8 COMPANION	LB-UBS 2007-C6	LVS II SPE III LLC (AFFILIATE OF PIMCO)

LB UBS 2005 C1	LB-UBS 2007-C6 (COMPANION)	MAIDEN 2008-1

LB UBS 2005 C1 COMPANION	LB-UBS 2007-C7	MARATHON REAL ESTATE CDO 2006-1

LB UBS 2006-C4	LBUBS05C2	MC FIVE MILE SPE B LLC (COLUMN REPO)

LB UBS 2006-C4 COMPANION	LBUBS05C3	MDC01TP5

LB UBS 2006-C6	LBUBS05C3 (COMPANION) 1_SORINRE	MDC02TP7

LB UBS 2006-C7	LBUBS05C3 (SENIOR MEZZ) 1_METLIFE	MERRILL LYNCH 1996 C2

LB UBS 2006-C7 COMPANION	LBUBS05C3 (SENIOR MEZZ) 2_ING	MERRILL LYNCH 1998 C2

LB UBS 2007-C2 COMPANION	LBUBS05C3 (SENIOR MEZZ) 3_LRP	MERRILL LYNCH 2008-C1

LB UBS 2008-C1	LBUBS05C3 (SENIOR MEZZ) 4_AIBDEBT	MEZZ CAP 2004-C1

MEZZ CAP 2004-C2	MLCFC07-9	MS06TOP23 (COMPANION)_LANDESBANK

MEZZ CAP 2005-C3	MLMT 2002 MW1	MS07TOP25

MEZZ CAP 2006-C4	MLMT 2005-CKI1	MS07TOP27

MEZZ CAP 2007-C5	MLMT 2006-C2	MS07TOP27 AW34 (NONPOOLED)

MEZZ CAP LLC (FKA CBA MEZZ)	MLMT06C1	MS08TOP29

MEZZ CAP REIT I, INC	MLMT07C1	MS2000PRIN

MKP CREDIT MASTER FUND MEZZANINE	MORGAN GUARANTY TRUST CO. OF NY	MSBAM 2013-C11

MKP CREDIT MASTER FUND WAREHOUSE	MORGAN STANLEY	MSBAM 2013-C11 COMPANION

ML 1997-C2	MORGAN STANLEY	MSBAM 2013-C12

ML 1998-C3	MORGAN STANLEY 2007 IQ14	MSBAM 2013-C12 COMPANION

ML-CFC 2006-1	MORGAN STANLEY 2007-HQ13	MSBAM 2013-C13

ML-CFC 2006-2	MORGAN STANLEY 2007-HQ13 COMPANION	MSBAM 2013-C8

ML-CFC 2007-6	MORGAN STANLEY 2011-C3	MSBAM 2013-C8 COMPANION

ML-CFC 2007-7	MORGAN STANLEY BAML 2012-C6	MSBAM 2014-C14

ML-CFC 2007-7 COMPANION	MS03TOP11	MSBAM 2014-C15

MLCFC06-4	MS04TOP13	MSBAM 2014-C15 COMPANION

MLCFC07-5	MS04TOP15	MSBAM 2014-C16

MLCFC07-5 (COMPANION)_LEXINGTON	MS05TOP17	MSBAM 2014-C17

MLCFC07-6	MS05TOP19	MSBAM 2014-C18

MLCFC07-6 (COMPANION)_ASTAR	MS06TOP21	MSBAM 2014-C19

MLCFC07-8	MS06TOP23	MSBAM 2014-C19 COMPANION

MSBAM 2015-C22	MSC07HQ12	MSDWMC OWNER TRUST 2000-F1

MSBAM 2015-C22 COMPANION	MSC07HQ12 (COMPANION) 1_CIT	MSJP 2015-HAUL

MSBAM 2015-C23	MSC07HQ12 (COMPANION) 2_DEUTSCHEAG	NBS REAL ESTATE CAPITAL WAREHOUSE

MSBAM 2015-C23 COMPANION	MSC07IQ13	NLY 2014-FL1

MSBAM 2015-C24	MSC07IQ14	NORTEL NETWORKS TRUST 2001-1

MSBAM 2015-C24 COMPANION	MSC07IQ16	NORTHSTAR (CB LOAN NT-II,LLC) CB REPO

MSBAM 2015-C25	MSC98WF2	NORTHSTAR (NS HEALTHCARE PT 2) WAREHOUSE

MSBAM 2015-C25 COMPANION	MSC99WF1	NORTHSTAR 2013-1 (CLO)

MSBAM 2015-C26	MSCI03IQ6	NORTHSTAR CDO IV LTD

MSC 2014-CPT	MSCI04IQ7	NORTHSTAR CDO IX PRIMARY (MEMORIAL MALL)

MSC 2014-MP	MSCI04IQ8	NORTHSTAR CDO VI

MSC 2015-420	MSCI05IQ9	NORTHSTAR CDO VIII

MSC 2015-420 COMPANION	MSCI06HQ8	NORTHSTAR DB LOAN NT-II REPO

MSC04HQ4	MSCI06HQ9	NORTHSTAR WAREHOUSE

MSC05HQ6	MSCI06TOP21 (NONPOOLED)	NORTHSTAR-CITI REPO WAREHOUSE

MSC05HQ6 (COMPANION)_PRUDENTIAL	MSCI2007IQ16	NORTHSTAR-DB REPO WAREHOUSE (NRFC)

MSC05HQ7	MSD01TP3	NORTHSTAR-DB REPO WAREHOUSE (NSINCOME)

MSC06HQ10	MSDW03HQ2	NS INCOME REIT HOLDINGS LLC WH

MSC06IQ11	MSDW03TOP9	NS RE INCOME OPERATING PARTNESHIP II, LP

NStar (MS Loan NT-I, LLC) MS Repo	PFP III SUB I, LLC	RESOURCE CAPITAL CORP. WAREHOUSE

NSTAR (MS LOAN NT-II, LLC) MS REPO	PILLAR FUNDING (COLUMN FINANCIAL REPO)	RESOURCE CAPITAL REPO WAREHOUSE

NXT CAPITAL FUNDING II, LLC	PILLAR FUNDING LLC WAREHOUSE	RESOURCE REAL ESTATE FUNDING CDO 2006-1

OBP DEPOSITOR, LLC TRUST 2010- OBP	PIMCO (GCCU I LLC)	RESOURCE REF CDO 2007-1

OMEGA WAREHOUSE	PIMCO (TOCU I LLC)	RESOURCES REPO WITH DB

ONE LINCOLN 2004-C3	PRIME AND METLIFE REPO	REXFORD INDUSTRIAL FUND V LP WAREHOUSE

ONE WEST BANK REPO	PRIME FINANCE PARTNERS II, L.P.	RIALTO REPO W/ GS

ONE WILLIAM STREET CAP MASTER FUND WH	PRIME FINANCE PARTNERS III, LP	RIALTO REPO WITH WF

OWS ABS MASTER FUND II, LP	PRIME REPO WITH METLIFE	RIALTO WAREHOUSE 2013

OWS CF II SPV LLC Warehouse	PRIME REPO WITH U.S. BANK	RIVER MARKET BROE WAREHOUSE

OWS CF SUB I WAREHOUSE	PROPHET WAREHOUSE	RLJ III - FINANCE HOLDINGS, LLC

OWS COF I MASTER WH	PROSIRIS Warehouse	RMF SUB LLC WF REPO

OWS CREDIT OPPORTUNITY I WH	PSBAmherst Finance Construction WH	RMF SUB2 LLC (RIALTO REPO)

OWS I ACQUISITIONS, LLC WH	QCMT13QC	ROC DEBT STRATEGY FUND MANAGER LLC

OXFORD PROPERTIES WAREHOUSE	RAITH RE FUND I LP WAREHOUSE	ROCKWOOD (375 PARK) WAREHOUSE

OXFORD PROPERTIES WAREHOUSE 2	RAITH WAREHOUSE	ROCKWOOD CAPITAL, LLC (NORTHROCK)

PCMT03PWR1	RBSCF 2013-GSP	RSO 2015-CRE3

PEOPLE’S UNITED BANK_COLE MT AND PPG (PA	RBSCF 2013-SMV	RSO 2015-CRE3 Companion

PFP 2015-2	RECM AND COMPASS (KR OFFICE 2)	RSO 2015-CRE4

PFP II SUB I, LLC	RESOURCE 2013-CRE1	RSO 2015-CRE4 (Companion)

PFP III 2014-1	RESOURCE 2014-CRE2	SAS WAREHOUSE 2013 (H2)

SCG 2013-SRP1	STARWOOD PROPERTY MORTGAGE SUB-2, L.L.C.	UCB07-1

Seer Capital Management LP	STRATEGIC LAND JOINT VENTURE 2	VALSTONE WAREHOUSE

SFAVE 2015-5AVE	TEACHERS INSURANCE & ANNUITY ASSOCIATION	VDNO 2013-PENN

SILVERPEAK RE FINANCE LLC WAREHOUSE	TIAA 2007-C4	VNO 2012-6AVE

SINGERMAN (RIDGMAR MEZZ LOAN)	TIMES SQUARE HOTEL TRUST	VORNADO DP LLC 2010-VNO

SL GREEN - JPM REPO	TISHMAN TFO II LLC WAREHOUSE	VORNADO REALTY L.P. WAREHOUSE

SL GREEN REALTY CORP/GRAMERCY	TMSQ 2014-1500	WACHOVIA 2003 C3

SL GREEN WAREHOUSE	TOCU II LLC (PIMCO ENTITY)	WACHOVIA 2003-C4

SOCIETE GENERALE WAREHOUSE	TRIANGLE (NORTHSIDE- ROSSER DEBT HOLDING)	WACHOVIA 2003-C5

SOUND MARK HORIZONS FUND LP WAREHOUSE	TRIANGLE WAREHOUSE	WACHOVIA 2003-C6

SPREF WH I LLC (DEUTSCHE REPO)	TRT LENDING REPO WAREHOUSE	WACHOVIA 2003-C7

SPREF WH II WF REPO	TRT LENDING SUBSIDIARY II LLC WAREHOUSE	WACHOVIA 2003-C9

SPREF WH III (SILVERPEAK) COLUMN REPO	TRT LENDING SUBSIDIARY LLC	WACHOVIA 2004 C10

SRE FW MEZZ WAREHOUSE (RIDGMAR MEZZ)	TUEBOR WAREHOUSE (LADDER)	WACHOVIA 2004 C11

SRPT 2014-STAR	UBS 2012-C1	WACHOVIA 2004 C15

STARWOOD CITI REPO SUB 6	UBS WAREHOUSE	WACHOVIA 2004-C11 (COMPANION)

STARWOOD MORT FUNDING- MORGAN STANLEY REP	UBS-BARCLAYS 2012-C2	WACHOVIA 2004-C12

STARWOOD MORTGAGE CAPITAL WAREHOUSE	UBS-BARCLAYS 2012-C4	WACHOVIA 2005 C17

STARWOOD PROPERTY MORTGAGE LLC WAREHOUSE	UBS-CITIGROUP 2011-C1	WACHOVIA 2005-C16

WACHOVIA 2005-C18	WACHOVIA 2007-C32	WFCM 2014-LC16 COMPANION

WACHOVIA 2005-C19	WACHOVIA 2007-C32 COMPANION	WFCM 2014-LC18

WACHOVIA 2005-C20	WACHOVIA 2007-C33	WFCM 2014-TISH

WACHOVIA 2005-C21	WACHOVIA 2007-C33 COMPANION	WFCM 2015-BXRP

WACHOVIA 2005-C21 (COMPANION)	WACHOVIA 2007-C34	WFCM 2015-C26

WACHOVIA 2005-C22	WACHOVIA 2007-C34 COMPANION	WFCM 2015-C27

WACHOVIA 2006 WHALE 7 NON TRUST	WACHOVIA 2007-WHALE 8	WFCM 2015-C28

WACHOVIA 2006-C23	WACHOVIA 2007-WHALE 8 NON TRUST	WFCM 2015-C28 COMPANION

WACHOVIA 2006-C24	WACHOVIA GENERAL PARTICIPANT	WFCM 2015-C29

WACHOVIA 2006-C25	WACHOVIA RED - TAX CREDIT	WFCM 2015-C29 COMPANION

WACHOVIA 2006-C25 (COMPANION)	WASHINGTON SUB, LLC	WFCM 2015-C30

WACHOVIA 2006-C26	WEST RIVER WAREHOUSE	WFCM 2015-C30 COMPANION

WACHOVIA 2006-C27	WESTERN ALLIANCE BANK WAREHOUSE	WFCM 2015-C31

WACHOVIA 2006-C27 - COMPANION	WESTIN TIME SQUARE MEZZANINE	WFCM 2015-C31 Companion

WACHOVIA 2006-C28	WESTIN TIME SQUARE MEZZANINE 2	WFCM 2015-LC20

WACHOVIA 2006-C29	WFCM 2012-LC5	WFCM 2015-LC22

WACHOVIA 2006-C29 COMPANION	WFCM 2013-120B	WFCM 2015-NXS1

WACHOVIA 2006-WHALE 7	WFCM 2013-BTC	WFCM 2015-NXS1 COMPANION

WACHOVIA 2007-C30	WFCM 2013-LC12	WFCM 2015-NXS2

WACHOVIA 2007-C30 COMPANION	WFCM 2013-LC12 COMPANION	WFCM 2015-NXS2 COMPANION

WACHOVIA 2007-C31	WFCM 2014- LC18 COMPANION	WFCM 2015-NXS3

WACHOVIA 2007-C31 COMPANION	WFCM 2014-LC16	WFCM 2015-NXS3 COMPANION

WFCM 2015-SG1	WFRBS 2013-C13	WFRBS 2014-C22 COMPANION

WFCM 2015-SG1 Companion	WFRBS 2013-C14	WFRBS 2014-C23

WFCM10C1	WFRBS 2013-C15	WFRBS 2014-C23 COMPANION

WFCM10C1 (PARTICIPATION)_BASIS	WFRBS 2013-C15 COMPANION	WFRBS 2014-C24

WFLD 2014-MONT	WFRBS 2013-C16	WFRBS 2014-C24 COMPANION

WFRBS 2011-C3	WFRBS 2013-C16 COMPANION	WFRBS 2014-C25

WFRBS 2011-C5	WFRBS 2013-C17	WFRBS 2014-C25 COMPANION

WFRBS 2012-C10	WFRBS 2013-C18	WFRBS 2014-LC14

WFRBS 2012-C6	WFRBS 2013-UBS1	WFRBS11C2

WFRBS 2012-C7	WFRBS 2014-C19 COMPANION	WFRBS11C2 (PARTICIPATION)_WEST RIVER

WFRBS 2012-C8	WFRBS 2014-C19W	WFRBS11C4

WFRBS 2012-C9	WFRBS 2014-C20	WFRBS11C4 (COMPANION)_LIBERTYLIFE

WFRBS 2013 - C17 COMPANION	WFRBS 2014-C21	YELLOW BRICK REAL ESTATE CAPITAL I, LLC

WFRBS 2013-C11	WFRBS 2014-C21 COMPANION	MSFMSFF WH

WFRBS 2013-C12	WFRBS 2014-C22	CGCMT 2015-GC33 Companion

LCF UBS Bank Repo	FREMF 2015-KJ02	FREMF 2015-KF11

MSBAM 2015-C27	CSAIL 2015-C4	JPMBB 2015-C33

JPMBB 2015-C33 Companion	FREMF 2015-KF12	WFCM 2015-NXS4

(Pearlmark) Prep Investment Advisors WH	FREMF 2015-K721	FREMF 2015-K51

WFCM 2015-P2	JPMCC 2015-JP1	CITIGROUP UK WAREHOUSE

GOLDMAN SACHS UK WAREHOUSE	WELLS FARGO BANK- PARTICIPATION	WFB - PORTFOLIO SLAM

WFB - PORTFOLIO	WFB - HELD FOR SALE	WFB - BRIDGE LOANS

RECM WFFL SELF STORAGE	RECM WFFL SELF STORAGE	WFBCREAM

WFB - WFRF PORTFOLIO	WFB - WFRF MCDONALDS	MLFT 2006-1

CIBC	RAYMOND JAMES BANK	VERTICAL CRE CDO

CAPITAL TRUST, INC	PNC Bank	WELLS FARGO IMMG

SOVEREIGN BANK NA	TD BANK	UNION BANK

CBA-MEZZANINE CAPITAL FINANCE,	LBUBS2005C2 COMPANION	LBUBS2005C3 COMPANION

CRE/AFS ESCROW ONLY LOANS	MLCFC 2007 C7	RECM NUVEEN

FNMA World Savings	RECM GUGGENHEIM	World Savings

RECM FANNIE MAE II	RBS Citizens	RECM FANNIE MAE TRANSFER

MUFG UNION BANK WAREHOUSE	WACHOVIA STRUCTURED FINANCE	WACHOVIA STRUCTURED FINANCE

COMM 2014-CCRE20 COMPANION	OWS BCA FUNDING WAREHOUSE	WFCM 2015-LC20 COMPANION

OWS BACF SPV LLC (OWS WH)	COMM 2015-CCRE23 COMPANION	TRIANGLE (NORTHSIDE-ROSSER DEB

REGIONS BANK	FIRSTKEY MASTER SELLER 1 LLC (	RESOURCE (RCC REAL ESTATE SPE

MSBAM 2015-C27 COMPANION	WFBNA ITF CITIBANK NA	GSMS 2015-GC34 COMPANION

LOGISTICS UK 2015-PLC	SBL 2015-KIND	CMTG/CN MORTGAGE REIT LLC (MA

CONCORD REAL ESTATE CDO 2006-1 (CERITOS	MARATHON STRUCTURED FINANCE FUND LP	MLFT 2006-1 (COMPANION)_CAPTRUST

WACHOVIA 2004 C14	GECC 2000-1	1999-LIFE1

WACHOVIA 2002 C2	COMM 2013-FL3	MSCI04HQ3

FREMF 2013-K502 - PRIMARY ONLY	FREMF 2013 KF02 PRIMARY ONLY	JPM05LDP3

JPMC 2006-LDP7 COMPANION	FREMF 2014 KF03 (PRIMARY)	WACHOVIA 2002 C1

CONCORD REAL ESTATE CDO 2006-1	NS 2012-1	WACHOVIA 2003-C8

JPMC 2001 CIBC3	BREDS LOAN CAPITAL REPO WAREHOUSE	WACHOVIA CRE CDO 2006-1

LB UBS 2002 C1	RBS 2010-MB1	WACHOVIA 2005-C20 (COMPANION)

WACHOVIA 2006-C24 (COMPANION)	NEWCASTLE CDO IX	MS01TOP1

GREENWICH CAPITAL FINANCIAL PRODUCTS INC	RBS WAREHOUSE	CITIGROUP 2006-FL2

NORTHSTAR-DORAL WAREHOUSE (NRFC)	SAF FUNDING, LLC	BREDS LOAN CAPITAL II REPO WAREHOUSE

KEARNY CREDIT FACILITY WAREHOUSE	NRFC WAREHOUSE (SOHO HOUSE)	MS2000LIFE1

JPMC 2005-LDP2 COMPANIONS	GSMS 2015-GS1	FREMF 2015-K719

APPENDIX B

APPLICABLE SERVICING CRITERIA WITH RESPECT TO COMMERCIAL LOANS

(THE PLATFORM)

SERVICING CRITERIA		APPLICABLE SERVICING CRITERIA		INAPPLICABLE SERVICING CRITERIA
Reference	Criteria	Performed Directly by the Company	Performed by Vendor(s) for which the Company is the Responsible Party	Performed by vendor(s) for which the Company is NOT the Responsible Party	NOT performed by the Company or by subservicer(s) or vendor(s) retained by the Company
General Servicing Considerations

1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.	X	X

1122(d)(l )(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.	X

1122(d)(l)(iii)	Any requirements in the transaction agreements to maintain a back-up servicer for the pool assets are maintained.				X

1122(d)(l)(iv)

A fidelity bond and errors and omissions policy is

in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.

X

1122(d)(l)(v)	Aggregation of information, as applicable, is mathematically accurate and the information conveyed accurately reflects the information.	X

SERVICING CRITERIA		APPLICABLE SERVICING CRITERIA		INAPPLICABLE SERVICING CRITERIA
Reference	Criteria	Performed Directly by the Company	Performed by Vendor(s) for which the Company is the Responsible Party	Performed by vendor(s) for which the Company is NOT the Responsible Party	NOT performed by the Company or by subservicer(s) or vendor(s) retained by the Company
Cash Collection and Administration

1122(d)(2)(i)	Payments on pool assets are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.	X

1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.	X

1122(d)(2)(iii)	Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.	X

1122(d)(2)(iv)	The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.	X

1122(d)(2)(v)	Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-l (b)( I) of the Securities Exchange Act.	X

1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.	X

SERVICING CRITERIA		APPLICABLE SERVICING CRITERIA		INAPPLICABLE SERVICING CRITERIA
Reference	Criteria	Performed Directly by the Company	Performed by Vendor(s) for which the Company is the Responsible Party	Performed by vendor(s) for which the Company is NOT the Responsible Party	NOT performed by the Company or by subservicer(s) or vendor(s) retained by the Company
1122(d)(2)(vii)	Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.	X

Investor Remittances and Reporting

1122(d)(3)(i) (A)	Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements;	X	X

1122(d)(3)(i)(B)	(B) provide information calculated in accordance with the terms specified in the transaction agreements;				X

1122(d)(3)(i)(C)	(C) are filed with the Commission as required by its rules and regulations;				X

1122(d)(3)(i)(D)	(D) agree with investors’ or the trustee’s records as to the total unpaid principal balance and number of pool assets serviced by the Servicer.				X

SERVICING CRITERIA		APPLICABLE SERVICING CRITERIA		INAPPLICABLE SERVICING CRITERIA
Reference	Criteria	Performed Directly by the Company	Performed by Vendor(s) for which the Company is the Responsible Party	Performed by vendor(s) for which the Company is NOT the Responsible Party	NOT performed by the Company or by subservicer(s) or vendor(s) retained by the Company
1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.				X

1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreement				X

1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.				X

Pool Asset Administration

1122(d)(4)(i)	Collateral or security on pool assets is maintained as required by the transaction agreement or related mortgage loan documents.	X	X

1122(d)(4)(ii)	Pool assets and related documents are safeguarded as required by the transaction agreement.	X

1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.	X(l)

SERVICING CRITERIA		APPLICABLE SERVICING CRITERIA		INAPPLICABLE SERVICING CRITERIA
Reference	Criteria	Performed Directly by the Company	Performed by Vendor(s) for which the Company is the Responsible Party	Performed by vendor(s) for which the Company is NOT the Responsible Party	NOT performed by the Company or by subservicer(s) or vendor(s) retained by the Company
1122(d)(4)(iv)	Payments on pool assets, including any payoffs, made in accordance with the related [pool asset] documents are posted to the Servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related mortgage loan documents.	X

1122(d)(4)(v)	The Servicer’s records regarding the pool assets agree with the Servicer’s records with respect to an obligor’s unpaid principal balance.	X

1122(d)(4)(vi)	Changes with respect to the terms or status of an obligor’s pool assets (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.	X	X

1122(d)(4)(vii)	Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.	X

1122(d)(4)(viii)	Records documenting collection efforts are maintained during the period a mortgage loan is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period	X

SERVICING CRITERIA		APPLICABLE SERVICING CRITERIA		INAPPLICABLE SERVICING CRITERIA
Reference	Criteria	Performed Directly by the Company	Performed by Vendor(s) for which the Company is the Responsible Party	Performed by vendor(s) for which the Company is NOT the Responsible Party	NOT performed by the Company or by subservicer(s) or vendor(s) retained by the Company specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).

1122(d)(4)(ix)	Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related mortgage loan documents.	X

1122(d)(4)(x)(A)	Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor’s pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements	X

1122(d)(4)(x)(B)	(B) interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws;	X

1122(d)(4)(x)(C)	(C) such funds are returned to the obligor within 30 calendar days of full repayment of the related pool assets, or such other number of days specified in the transaction agreements.	X

1122(d)(4)(xi)	Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the Servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.	X		X (2)

SERVICING CRITERIA		APPLICABLE SERVICING CRITERIA		INAPPLICABLE SERVICING CRITERIA
Reference	Criteria	Performed Directly by the Company	Performed by Vendor(s) for which the Company is the Responsible Party	Performed by vendor(s) for which the Company is NOT the Responsible Party	NOT performed by the Company or by subservicer(s) or vendor(s) retained by the Company
1122(d)(4)(xii)	Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the Servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.	X		X(2)

1122(d)(4)(xiii)	Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the Servicer, or such other number of days specified in the transaction agreements.	X

1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.	X

1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.				X

(1)	There were no activities performed during the year ended December 31, 2015 with respect to the Platform, because there were no occurrences of events that would require the Company to perform such activities.
(2)	The vendors, CoreLogic, Inc. and National Tax Search, LLC, provided separate Reg. AB 1122(d) attestations for their tax payment activities as they relate to criteria 1122(d) (4) (xi) and (xii).